UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

IntelGenx Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission File No.)	(IRS Employer ID)
of incorporation)

6425 Abrams, Ville Saint Laurent, Quebec, H4S 1X9 Canada
(Address of principal executive offices and Zip Code)

(514) 331-7440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

IntelGenx Technologies Corp. (the “Company” or “IntelGenx”) held its Annual Meeting of Shareholders on May 7, 2013 (the “Annual Meeting”), for those who were shareholders of the Company at the close of business on March 15, 2013 (the “Record Date”), pursuant to notice and proxy materials duly mailed to them. As of the Record Date, there were 50,302,922 shares outstanding of the Company’s common stock at $0.00001 par value (the “IntelGenx Common Stock”). At the 2013 Annual Meeting, Record Date shareholders holding 30,912,197 shares (61.45%) of the IntelGenx Common Stock were present in person or per proxy. Each such shareholder was entitled to one vote for each share of the IntelGenx Common Stock held on the Record Day.

At the 2013 Annual Meeting, the following matters were submitted to votes of the Company’s shareholders:

(i)	the election of five directors,
(ii)	the ratification of Richter LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013
(iii)	to increase the number of shares authorized for issuance under the 2006 Stock Option Plan
(iv)	advisory vote on executive compensation
(v)	to recommend the frequency of the advisory vote on executive compensation.

(i) The following votes were received at the 2013 Annual Meeting from the shareholders for the election of five directors to serve until the 2014 Annual Meeting of Shareholders or until their respective successors are elected or appointed:

			Broker
Name of Nominee	For	Withheld	Non-Votes
Horst G. Zerbe, Ph.D.	20,047,833	1,498,865	9,365,499
J. Bernard Boudreau	21,472,653	74,045	9,365,499
John (Ian) Troup	21,472,653	74,045	9,365,499
Bernd J. Melchers	21,398,653	148,045	9,365,499
John Marinucci	21,398,653	148,045	9,365,499

(ii) the following votes were received at the 2013 Annual Meeting from the shareholders to ratify the appointment of Richter LLP as the Company’s registered independent auditors for the fiscal year ending December 31, 2013, and such appointment was approved:

			Broker
For	Against	Abstain	Non-Votes
30,491,925	171,144	249,128	0

(iii) the following votes were received at the 2013 Annual Meeting from the shareholders for the proposal to approve the amendment of the 2006 Stock Option Plan to increase the number of shares authorized for issuance pursuant to the plan, and such amendment was approved:

			Broker
For	Against	Abstain	Non-Votes
19,364,302	2,070,119	112,277	9,365,499

(iv) the following votes were received at the 2013 Annual Meeting from the shareholders for the adoption of the proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (“say on pay”), and such compensation was approved:

			Broker
For	Against	Abstain	Non-Votes
20,243,414	1,137,646	165,638	9,365,499

(iv) the following votes were received at the 2013 Annual Meeting from the shareholders for the proposal to select (on an advisory basis) whether the Company should request an advisory vote from its shareholders respecting executive compensation every one, two or three years (“say on frequency”), and the one year option was selected:

				Broker
1 Year	2 Year	3 Year	Abstain	Non-Votes
20,001,279	1,042,875	305,445	197,099	9,365,499

No other matters were submitted to or voted on by the shareholders.

Further information concerning the matters voted upon at the Annual Meeting is contained in the Company’s proxy statement, dated March 18, 2013, with respect to the 2013 Annual Meeting.

INTELGENX TECHNOLOGIES CORP.

Dated: May 9, 2013	By: /s/ Ingrid Zerbe
-----------------
Ingrid Zerbe
Corporate Secretary

Exhibit Index

Exhibit No	Description

Exhibit 10.1	Amended and Restated 2006 Stock Option Plan